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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 17, 1999


                CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-12, Mortgage Pass-Through Certificates, Series 1999-12).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-72655              95-4449516
----------------------------      ------------       -------------------
(State of Other Jurisdiction      (Commission         (I.R.S. Employer
      of Incorporation)           File Number)       Identification No.)


          4500 Park Granada
          Calabasas, California                       91302
        -----------------------                     ----------
        (Address of Principal                       (Zip Code)
          Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-12, Greenwich Capital Markets, Inc. ("Greenwich Capital"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Greenwich Capital Computational Materials") for distribution to its potential investors. In addition Donaldson, Lufkin & Jenrette Securities Corporation ("Donaldson, Lufkin & Jenrette"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Donaldson, Lufkin & Jenrette Computational Materials") for distribution to its potential investors. Although the Company provided Greenwich Capital and Donaldson, Lufkin & Jenrette with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Greenwich Capital Computational Materials or the Donaldson, Lufkin & Jenrette Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Greenwich Capital Computational Materials, listed as Exhibit 99.1 hereto and the Donaldson, Lufkin & Jenrette Computational Materials listed as Exhibit
99.2 hereto, are filed on Form SE dated September 17, 1999.






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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated September 17, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-12.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. Greenwich Capital Computational Materials filed on Form SE dated September 17, 1999.

      99.2. Donaldson, Lufkin & Jenrette Computational Materials filed on Form SE dated September 17, 1999.


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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.



                                  By: /s/ Celia Coulter
                                      ------------------------------
                                      Celia Coulter
                                      Vice President


Dated:  September 24, 1999


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                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1.    Greenwich Capital Computational Materials filed on                  6
         Form SE dated September 17, 1999.


99.2.    Donaldson, Lufkin & Jenrette Computational Materials                7
         filed on Form SE dated September 17, 1999.


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                                 EXHIBIT 99.1
                                 ------------

              Greenwich Capital Computational Materials filed on
                       Form SE dated September 17, 1999.

                                 EXHIBIT 99.2
                                 ------------

         Donaldson, Lufkin & Jenrette Computational Materials filed on
                       Form SE dated September 17, 1999.


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